Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As  independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report dated March 29, 1999, included in this Form 11-K into Cinergy Corp.'s previously filed Registration Statement File No. 33-56089.



ARTHUR ANDERSEN LLP


Cincinnati, Ohio
March 29, 1999